Exhibit 99.1 May 2019 Investor Deck

# ENSERVCO



HEAT WAVES
HOT OIL SERVICE



HEAT WAVES
HOT OIL SERVICE



HEAT WAVES

May 2019

ENSV
LISTED
NYSE AMERICAN

# Cautionary Statement on Forward-looking Information

This presentation contains, and related discussions may contain, "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this presentation and related discussions, other than statements of historical facts, are forward-looking statements. Forward-looking statements include information concerning possible or assumed future results of operations, including descriptions of ENSERVCO Corporation's ("ENSERVCO" or the "Company") business plans and strategies. You can identify forward-looking statements by the use of words such as "may," "might," "will," "should," "could," "would," "expect," "plan," "anticipate," "believe," "estimate," "project," "predict," "intend," "future," "potential," "suggest," "target," "forecast," "continue" and other similar expressions. Forward-looking statements are not historical facts and are based upon management's current expectations, beliefs, estimates and projections, and various assumptions, many of which are inherently uncertain and beyond the Company's control. Such expectations, beliefs, estimates and projections are expressed in good faith and management believes there is a reasonable basis for them. However, there can be no assurance that management's expectations, beliefs, estimates and projections will be achieved and actual results may differ materially from what is expressed in or indicated by the forward-looking statements. Forward-looking statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the forward-looking statements, including risks included or incorporated by reference in the Company's latest Annual Report on Form 10-K and other filings that have been filed with the U.S. Securities and Exchange Commission (the "SEC"). Forward-looking statements speak only as of the date the statements are made. The Company assumes no obligation to update forward-looking statements to reflect actual results, subsequent events or circumstances or other changes affecting forward-looking information except to the extent required by applicable securities laws. Certain information in this presentation is based upon management forecasts and reflects prevailing conditions and management's views as of the date hereof, all of which are subject to change.

This presentation includes certain non-GAAP financial measures. Non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company's financial results. These measures should not be considered in isolation or as an alternative to GAAP measures. You should be aware that the Company's presentation of these measures may not be comparable to similarly-titled measures used by other companies. For how we define such non-GAAP financial measures, as well as for reconciliations to GAAP measures, please refer to the "Management's Discussion and Analysis of Financial Condition and Results of Operations" section in the Company's most recent Annual Report.

You should read the documents the Company has filed with the SEC for more complete information about the Company. You may obtain these documents for free by visiting the SEC's Edgar portal at http://www.sec.gov/edgar/searchedgar/companysearch.html

# Company at a Glance

ENSERVCO

**ENSERVCO is a leading provider of well enhancement and water transfer services to domestic onshore conventional and unconventional oil and gas customers**

**Primary Operating Subsidiaries**

| | HEAT WAVES Hot Oil Service, LLC | ADLER | HEATWAVES Water Management, LLC |
|---|---|---|---|
| **Primary Services** | ▪ Frac water heating<br>▪ Hot oiling<br>▪ Acidizing<br>▪ Pressure testing | ▪ Frac water heating<br>▪ Hot oiling<br>▪ Pressure testing | ▪ Water transfer |
| **Service Areas** | ▪ Colorado, Montana, New Mexico, North Dakota, Ohio, Oklahoma, Pennsylvania, Texas, West Virginia, Wyoming | ▪ Colorado, New Mexico, North Dakota, Montana, Utah, Ohio | ▪ Colorado, New Mexico, North Dakota, Montana, Wyoming, Oklahoma, Texas |

# National Footprint



Heat Waves locations
Adler Hot Oil locations
Headquarters – Denver, CO
MONTANA
BIGHORN
POWDER RIVER
GREATER
DENVER
PICEANCE
Denver, CO Headquarters
PARADOX
SAN JUAN
RATON
PALO DURO
PERMIAN
FORT WORTH
ARKOMA
FOREST CITY
ILLINOIS
MICHIGAN
APPALACHIAN
BLACK WARRIOR
TX-LA-MS SALT
WESTERN GULF
Major US Operations
Major Oil & Gas Basins

# Customers

ENSERVCO

**ENSERVCO has long-standing relationships and MSAs with blue chip customers**

**Currently serve 360+ customers, 145+ under Master Service Agreements**

Merit Energy Company
Whiting
Bill Barrett Corporation
bp
ConocoPhillips
eog resources
WPX Energy
Extraction Oil & Gas
Hess
Gulfport Energy Corporation
Antero Resources
Anadarko Petroleum Corporation
Wold Oil Properties, Inc.
EQT
Crestone Peak Resources
noble energy
LINN Energy
Chesapeake Energy
XTO Energy
PDC Energy
Chaparral Energy
Continental Resources
Sanchez Oil & Gas Corporation
Marathon Oil


MONTANA
WILLISTON
BIGHORN
POWDER RIVER
GREATER GREEN RIVER
DENVER JULESBURG
UINTA PICEANCE
PARADOX
SAN JUAN
RATON
Denver, CO Headquarters
FOREST CITY
ILLINOIS
MICHIGAN
APPALACHIAN
ANADARKO
PALO DURO
ARKOMA
BLACK WARRIOR
PERMIAN
FORT WORTH
TX-LA-MS SALT
WESTERN GULF
Major US Operations
Major Oil & Gas Basins

Apache
EnCana
EP Energy
Newfield
Murphy Oil Corporation

# Notable Events in Company History

**2018**
- **Acquired Adler Hot Oil Service, LLC**
- **Named Oilfield Services Company of the Year**

**2017**
- **New CEO hired**
- **New $30 million credit facility signed with East West Bank**
- **Water Management revenues begin to ramp**
- **Expansion into Austin Chalk formation**

**2016**
- Named 2016 Oilfield Services Company of the Year for Texas Region
- **Launched Heat Waves Water Management Division**

**2015**
- **Completion of fleet expansion: fleet size and revenue capacity doubles**
- Expansion into Eagle Ford Basin in Texas

**2014**
- **Record revenue of $56.6M and adjusted EBITDA of $11.5M**
- **$16 million Capex program facilitating major expansion of service fleet**
- $3.7 million asset acquisition expands fleet & footprint into northern Bakken Shale
- Commercializes LNG, CNG and well-gas fueling options for frac water heating units
- Named Rocky Mountain Region's Service Company of the Year for 2013

**2013**
- Service territory expanded into Wyoming's Jonah Field, Powder River & Green River Basins

**2012**
- Service territory expanded into Utica Shale and Mississippi Lime regions

**2011**
- Opens major operation centers in southern Bakken Shale and Niobrara Shale fields

**2010**
- Became publicly traded company
- Commenced operations in Marcellus Shale region

**2006**
- Acquired Heat Waves Hot Oil Service

# Service Line: Hot Oiling

| Service Overview |
|---|

- Heating and circulating oil down a well bore or transfer line to dissolve and dislodge paraffin and other hydrocarbon deposits to maintain or increase production
- Used to melt ice and/or eliminate water and other soluble waste within oil storage tanks; helps maximize operator's revenue at the refinery
- Recurring, maintenance-related service performed throughout the life of a well
- ENSERVCO's hot oilers are capable of generating up to 12 million BTUs, and are also used in pressure testing applications

| Key Highlights |
|---|

- 25% of 2018 revenue
- 73 hot oil trucks
- 11 locations served



HEAT WAVES
HOT OIL SERVICE

# Service Line: Frac Water Heating

## Service Overview

- Process of heating the water used to hydraulically fracture oil and natural gas wells
- Ensures fluid temperatures meet the requirements of the customer's frac design
- Half of ENSERVCO's burner boxes are bi-fuel and can be fueled with propane, liquefied natural gas, compressed natural gas, or dry well gas
- OmniHeat™ technology allows units to burn any kind of natural gas
- Bi-fuel capability is a competitive advantage, offering customers a "green" alternative and lower operating costs
- Trucks come configured as single burners (bobtail), double burners, and mega heaters

## Key Highlights

- 58% of 2018 revenue
- 52 frac water heating units
- 8 locations served
- Single burner: 25M BTU
- Double burner and mega heaters: 50M BTU


HEAT WAVES

(1) Mega Frac Water Heaters and Double Burners have twice the heating and revenue capacity of a standard heating unit, and therefore are counted as two units.

# Service Line: Acidizing

ENSERVCO

**Service Overview**

- Involves pumping specially formulated acids and/or chemicals into a well to dissolve materials blocking the flow of oil or natural gas
- Used for increasing permeability throughout the formation, cleaning formation damage near the wellbore and removing the buildup of materials restricting the flow in the formation
- Recurring, maintenance-related service, and can be performed throughout the life of a producing well

**Key Highlights**

- 6% of 2018 revenue
- 7 acid transports
- 7 locations served



# Service Line: Water Transfer

| Service Overview | Key Highlights |
|---|---|

**Service Overview**

- Provides safe, uninterrupted water flow for hydraulic fracturing
- Experienced team of safety-minded operators to ensure the highest service quality
- 12”, 10” and 8” no-leak, lay-flat hose and aluminum pipe
- High capacity with rapid deployment systems
- Pump rates up to 120 BPM

**Key Highlights**

- 9% of 2018 revenue
- 17 miles of assets
- 3 locations served







(1) i.e. have enough equipment to man 8+ water transfer crews assuming an average 2 mile push.

# Diversified Platform Positioned for Growth

ENSERVCO

← *One-time, drill/completion-dependent* → ← *Recurring services critical to maintenance and ongoing operations* →



Frac Water Heating



Water Transfer



Hot Oiling



Acidizing



Construction/Other



9%
2%
6%
25%
58%

**Fiscal 2018**

- Focus on increasing percentage of year round service offerings
- Relatively new Water Transfer service grew to 9% of revenue in 2018 from 6% of revenue in 2017
- New business development team working to sell more services to each customer through bundled offerings

# Enhanced Fleet Assets

Revenue capacity has more than doubled since 2014 due to fleet investments in fleet expansion, addition of the Water Transfer service line and the acquisition of Adler Hot Oil Service

*Includes impact from acquisition of Adler Hot Oil Services*



Unit Count
90
80
70
60
50
40
30
20
10
0
4
7
0
17
31
73
34
80
Acidizing
Water Transfer (miles)
Hot Oiling
Frac Heating
2014
Present

# Core Objectives

**+Grow | +Optimize | +Cashflow | +Safety**

**Company Driver:**

Increase shareholder value by increasing equipment utilization and unit level profitability across all service lines

**2019 Corporate Objectives:**

- Increase fleet utilization to realize the earning capacity of the business
- Optimize equipment deployment to enhance unit level profitability
- Increase revenue per customer via geographic and service line expansion
- De-lever business to enhance earnings and strengthen balance sheet
- Pursue accretive M&A opportunities
- Remain focused on creating a safe and rewarding environment for our team members and stakeholders

# 2019 First Quarter Financial Highlights

*(In Millions)*

**Revenue**



$26.2
$20.3
2019
2018

**Adjusted EBITDA**



$7.2
$4.8
2019
2018

- Record Q1 revenue, up 29% YOY
- Well enhancement services revenue up 29% YOY
- Water transfer services revenue up 44% YOY
- Net income $0.08 vs. $0.04
- Adjusted EBITDA margins increase 360 bps

# 2018 Full Year Financial Highlights

*(In Millions)*

**Revenue**



$46.9
$37.1
2017
2018

**Adjusted EBITDA**



$4.9
$3.8
2017
2018

- Second highest revenue year in Company history
- Revenue +27% YOY
- Adjusted EBITDA +29% YOY
- $1.3 million in cash generated from operations
- Momentum carrying into 2019

# Reconciliation of Non-GAAP Measures

ENSERVCO

## Adjusted EBITDA Reconciliation (In thousands)

| | Q1 2019 | Q1 2018 |
|---|---|---|
| Net income | $ 4,303 | $ 2,041 |
| Add Back (Deduct) | | |
| Interest Expense | 884 | 500 |
| Provision for income tax (benefit) expense | - | - |
| Depreciation and amortization (including discontinued operations) | 1,683 | 1,589 |
| EBITDA* | 6,870 | 4,130 |
| Add Back | | |
| Stock-based compensation | 92 | 73 |
| Severance and transition costs | - | 40 |
| Patent litigation and defense costs | 9 | 20 |
| Impairment loss | 127 | - |
| Other expense | 64 | 420 |
| EBITDA related to discontinued operations | - | 124 |
| Adjusted EBITDA* | $ 7,162 | $ 4,807 |
| Revenue | 26,240 | 20,280 |
| Adjusted EBITDA Margin | 27.3% | 23.7% |

* As used herein, Adjusted EBITDA is calculated as net income attributable to Enservco before interest, income taxes, depreciation, amortization and further excludes non-cash compensation, impairments, gain (loss) on sale of assets, patent litigation and defense costs and income or loss on derivative contracts. Adjusted EBITDA should not be considered as an alternative to net income (as an indicator of operating performance) or as an alternative to cash flow (as a measure of liquidity or ability to service debt obligations) and is not in accordance with, nor superior to, generally accepted accounting principles, but provides additional information for evaluation of our operating performance.

# ENSV Shareholder Overview

ENSERVCO

*ENSERVCO's institutional shareholder count grew from 1 at January 1, 2014, to 27 at May 15, 2019.*

**ENSERVCO's top institutional shareholders.**

| Institution | Shares Held |
|---|---|
| Cross River Capital Management | 10,680,090 |
| AWM Investment | 4,217,450 |
| Hunter Associates | 3,600,000 |
| Granahan Investment Management | 1,525,272 |
| Vanguard Group | 731,715 |
| Bridgeway Capital | 496,100 |
| Hightower Advisors | 375,212 |
| BlackRock Institutional Trust | 267,260 |
| Renaissance Technologies | 117,035 |
| Deutsche Asset Management | 117,035 |
| Geode Capital Management | 98,285 |
| PanAgora | 68,543 |
| Susquehanna International Group | 65,708 |
| SRS Capital | 54,000 |
| Northern Trust | 52,297 |
| William Blair & Company | 37,500 |
| Creative Planning | 25,000 |
| Frontier Wealth Management | 23,900 |
| Sapphire Star Capital | 14,285 |
| Cetera Advisor Networks | 12,860 |

# Key Stock Data

## Stock Data

| | |
|---|---|
| NYSE American | ENSV |
| 52-week range* | $0.33 - $1.50 |
| Recent price* | $.53 |
| Avg. volume (3 mo.)* | 70,500 |
| Shares – outstanding | 54.2 M |
| Market cap* | $28.9 M |
| Fiscal year end | December 31 |

*Recent price, volume and market cap data as of May 15, 2019, and subject to change.

## 2-Year Stock Price



ENSV Daily
3/14/19
1.50
1.25
1.00
0.75
0.50
0.25
0.00
Volume
©BigCharts.com
3
2
1
0
Millions
A M J J A S O N D 18 F M A M J J A S O N D 19 F M

## Research Coverage

| | |
|---|---|
| Euro Pacific Capital – Bhakti Pavani | |
| Ascendiant Capital – Edward Woo | |

# Experienced Leadership Team

ENSERVCO

| Ian Dickinson<br>*Chief Executive Officer* | Dustin Bradford<br>*Chief Financial Officer* | Kevin C. Kersting<br>*Chief Operating Officer* |
|---|---|---|
| ▪ Joined the Company in 2017 with more than 20 years of senior executive experience with public and private companies<br>▪ Background in private equity, oilfield equipment, M&A, finance<br>▪ Extensive experience in energy sector; former CEO of Premier Oilfield Equipment<br>▪ Strong relationships with oil and gas E&Ps throughout the U.S. | ▪ Joined the Company in 2017<br>▪ Seasoned CPA and financial executive<br>▪ Background includes financial management, corporate auditing, strategic planning, public company financing, and SEC reporting<br>▪ Most recently Chief Accounting Officer and Controller of ENSERVCO | ▪ Joined the Company in 2018<br>▪ Former President and COO of CAP Logistics<br>▪ Strong track record of building and integrating multi-location teams and optimizing operations<br>▪ Background in fleet logistics, ERP systems, data analytics, sales and team building<br>▪ Spearheaded steady revenue and profit growth at CAP |

# Investment Highlights

**ENSERVCO is uniquely positioned to take advantage of the increased industry activity to generate significant shareholder returns**

- Revenue and profit growth momentum driven by improved efficiencies, higher commodity prices and increased activity
- Competitive advantages: MSAs with hundreds of blue chip customers, IP, national footprint, balanced revenue mix that lessens impact of commodity price fluctuations
- Acquisition of primary competitor consolidated position in frac water heating and hot oiling in prolific Bakken and DJ Basin
- Earnings capacity of the business has more than doubled (vs peak performance in 2014) via an expanded state-of-the-art fleet and Adler acquisition
- Restructured 3 year debt facility provides improved terms and increased liquidity; plans to de-lever business; minimal CapEx going forward
- New management team and addition of a regional business development team executing on plan to achieve full utilization and increase unit level profitability
- Potential for additional accretive M&A activity

ENSERVCO


HEAT WAVES
HOT OIL SERVICE


HEAT WAVES
HOT OIL SERVICE


HEAT WAVES

**Contacts:**

**Ian Dickinson**
Chief Executive Officer
ENSERVCO Corporation
720-974-3419
idickinson@enservco.com

**Dustin Bradford**
Chief Financial Officer
ENSERVCO Corporation
720-974-3414
dbradford@enservco.com

**Jay Pfeiffer**
Pfeiffer High Investor Relations
303-880-9000
jay@pfeifferhigh.com